UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 21, 2025

Date of Report (Date of the earliest event reported)

Bausch + Lomb Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-41380	98-1613662
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

520 Applewood Crescent

Vaughan, Ontario

Canada L4K 4B4

(Address of Principal Executive Offices)(Zip Code)

(905) 695-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BLCO	New York Stock Exchange Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Bausch + Lomb Corporation (the “Company”) held on Wednesday, May 21, 2025, the shareholders of the Company voted on the following three proposals, each of which is described in detail in the Company’s Proxy Statement. The results are as follows:

Proposal No. 1: Election of Directors. The shareholders elected the following individuals to the Company’s Board of Directors, to serve until the close of the Company’s 2026 Annual Meeting of Shareholders, their successors are duly elected or appointed, or such director’s earlier resignation or removal:

	For	Against	Broker Non-Votes
Nathalie Bernier	337,617,248	1,924,336	8,383,437
Gary Hu	337,591,706	1,949,878	8,383,437
Brett Icahn	337,474,287	2,067,297	8,383,437
Sarah B. Kavanagh	337,602,211	1,939,373	8,383,437
Karen L. Ling	337,526,114	2,015,470	8,383,437
John A. Paulson	337,650,735	1,890,849	8,383,437
Russel C. Robertson	337,600,880	1,940,704	8,383,437
Thomas W. Ross, Sr.	337,583,018	1,958,566	8,383,437
Brenton L. Saunders	337,592,062	1,949,522	8,383,437
Andrew C. von Eschenbach	337,607,276	1,934,308	8,383,437

Proposal No. 2: Advisory Vote on Executive Compensation. The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
326,901,905	11,592,430	1,047,249	8,383,437

Proposal No. 3: Appointment of the Independent Registered Public Accounting Firm. The shareholders appointed PricewaterhouseCoopers LLP as the auditor for the Company to hold office until the close of the 2026 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditor’s remuneration.

For	Withheld
346,448,493	1,476,528

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH + LOMB CORPORATION

By:	/s/ Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Executive Vice President and Chief Legal Officer

Date: May 21, 2025